Exhibit 99.1

Media Contact:
Doug Fitzgerald, RRD Executive Vice President Communications
doug.fitzgerald@rrd.com
630-322-6830
Investor Contacts:
Dave Gardella, RRD Senior Vice President Finance
david.a.gardella@rrd.com
312-326-8155
David Price, EDGR CFO
dprice@edgar-online.com
301-287-0364

RR DONNELLEY TO ACQUIRE EDGAR ONLINE, A LEADER IN FINANCIAL DATA AND ANALYTICS

EXPANDS DIGITAL COMMUNICATIONS AND XBRL CAPABILITIES

Software Provides Tested Platform for XBRL Creation and Review and Innovative Tools for Disclosure Management

CHICAGO and ROCKVILLE, Md., May 22, 2012 — R. R. Donnelley & Sons Company (NASDAQ:RRD) and EDGAR Online (NASDAQ:EDGR) jointly announced today that they have signed a definitive agreement pursuant to which RR Donnelley will acquire EDGAR Online, a leading provider of disclosure management services, financial data and enterprise risk analytics software and solutions for both corporate and investment professionals. The deal is valued at approximately $70.5 million, which includes $1.092 per common share, assumption of debt and payment of an amount equal to the redemption price of the preferred shares. The transaction is expected to close during the third quarter of 2012. The acquisition is expected to be accretive to RR Donnelley’s earnings in the first full year after the closing of the transaction and is subject to customary closing conditions, including regulatory approval and approval of EDGAR Online shareholders.

“This acquisition continues to expand the range of our digital offering and further enhances our ability to deliver integrated communications solutions,” said Thomas J. Quinlan, III, RR Donnelley’s President and Chief Executive Officer. “In every segment that we serve we provide a full set of resources for creating, managing, producing, distributing and even monetizing content.”

EDGAR Online has provided XBRL (eXtensible Business Reporting Language) services to RR Donnelley’s Financial Services offering since 2008. Working with EDGAR Online, RR Donnelley has become an industry leader in executing XBRL filings.

“We are very pleased to be joining a company with whom we have worked so closely,” observed Robert J. Farrell, EDGAR Online’s President and CEO. “Our proven innovative solutions for professionals who produce and consume financial information can be immediately leveraged by RR Donnelley’s customer base. We expect that this combination will help to drive the development and deployment of our SaaS-based governance, risk and compliance (GRC) solutions that can help RR Donnelley meet its clients’ growing financial communications needs.”

Tom Juhase, President of RR Donnelley’s Financial Services offering, stated, “This is a natural fit with our growing portfolio of financial disclosure management services and a superb match for our clients’ needs for end-to-end solutions. Our long working relationship with EDGAR Online gives us immense confidence in their platform, people and processes. They will bring best in class technology and deep domain expertise in XBRL – an area of vital importance to our clients.

We are seeing significant demand for XBRL services this year as all public companies soon will need to comply with the SEC’s detailed tagging requirements. EDGAR Online has a tested platform that has scaled in concert with our capacity needs. With EDGAR Online, we are able to further assist our clients with the creation of key documents and provide investors innovative analytical tools that support even better-informed decision making,” concluded Juhase.

About RR Donnelley

RR Donnelley (NASDAQ:RRD) is a global provider of integrated communications. The company works collaboratively with more than 60,000 customers worldwide to develop custom communications solutions that reduce costs, drive top-line growth, enhance ROI and ensure compliance. Drawing on a range of proprietary and commercially available digital and conventional technologies deployed across four continents, the company employs a suite of leading Internet based capabilities and other resources to provide premedia, printing, logistics and business process outsourcing services to clients in virtually every private and public sector.

For more information, and for RR Donnelley’s Global Social Responsibility Report, visit the company’s web site at http://www.rrdonnelley.com.

About EDGAR Online

EDGAR Online (NASDAQ:EDGR) provides financial data, analytics and disclosure management solutions to help corporations and institutional investors facilitate compliance and management of regulatory disclosure filings. In addition to developing a variety of unique as-reported and normalized data sets, EDGAR Online is an industry leader in XBRL (eXtensible Business Reporting Language) processing. Thousands use the company’s solutions, including U.S. public companies, mutual funds, leading financial analysts and institutional investors, as well as global regulators such as the FDIC, Banque de France and the U.S. Securities and Exchange Commission. The company delivers its solutions, including ActiveXBRL software solutions, through an extensive network of partners, including Business Wire, LexisNexis®, NASDAQ OMX, Oracle, PR Newswire, RR Donnelley and SAP.

Important Merger Information

In connection with the proposed acquisition, EDGAR Online intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and EDGAR Online and RR Donnelley intend to file other relevant materials with the SEC. Stockholders of EDGAR Online are urged to read all relevant documents filed with the SEC when they become available, including EDGAR Online’s proxy statement, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to holders of EDGAR Online stock seeking their approval of the proposed transaction.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, EDGAR Online stockholders may obtain free copies of the documents filed with the SEC when available by contacting EDGAR Online’s Investor Relations at 11200 Rockville Pike, Suite 310 Rockville, MD 20852. Phone 1-301-287-0364. Such documents are not currently available. You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

EDGAR Online and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of EDGAR Online common stock in respect of the proposed transaction. Information regarding the directors and executive officers of EDGAR Online is available in the 2011 Annual Report on Form 10-K, filed with the SEC on March 13, 2012, and the amendment to such report filed with the SEC on April 30, 2012. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Use of Forward-Looking Statements

This news release may contain “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Readers are strongly encouraged to read the full cautionary statements contained in RR Donnelley’s and EDGAR Online’s filings with the SEC. RR Donnelley and EDGAR Online disclaim any obligation to update or revise any forward-looking statements.

These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including the risk that EDGAR Online’s stockholders may not approve the merger and that the regulatory approvals and any other required approvals in connection with the merger may not be obtained on the proposed terms or at the times anticipated.

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